SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                      May 17, 2004
(Date of earliest event reported)                                   May 17, 2004


                               QCR Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-22208                                        42-1397595
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)



3551 Seventh Street, Suite 204, Moline, Illinois                         61265
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   (Address of principal executive offices)                           (Zip Code)



                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Information


On May 17, 2004, QCR Holdings, Inc. (the "Company") issued a press release announcing that its subsidiary, QCR Capital Trust I, will redeem on June 30, 2004 (the "Redemption Date") all of its 9.20% Trust Preferred Securities and
its 9.20% Common Securities at a redemption price equal to the $10.00 liquidation amount of each security plus all accrued and unpaid interest per security up to the Redemption Date. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Financial Statements of Business Acquired.

                  None.

          (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated May 17, 2004




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     QCR HOLDINGS, INC.

Dated:  May 17, 2004                       By:   /s/Todd A. Gipple
                                                 -------------------------------
                                                 Todd A. Gipple
                                                 Executive Vice President
                                                 and Chief Financial Officer